NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund
Nationwide BNY Mellon Dynamic U.S. Equity Income Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide GQG US Quality Equity Fund
Nationwide Loomis All Cap Growth
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund
Supplement dated January 13, 2026
to the Prospectus dated February 28, 2025
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide WCM Focused Small Cap Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on December 10, 2025, the Board approved the termination of WCM Investment Management, LLC (“WCM”) as the subadviser to the Nationwide WCM Focused Small Cap Fund (the “Fund”), and the appointment of The Renaissance Group LLC, doing business as Renaissance Investment Management (“Renaissance”) as the Fund’s new subadviser, effective on or about February 16, 2026 (the “Effective Date”). As a result of the change in subadviser, Renaissance expects to transition the Fund’s portfolio to its strategy (described below) and such transition, together with trading activity associated with potential shareholder redemptions, will lead to the Fund having significant embedded realized capital gains.

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, WCM in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide Renaissance Small Cap Growth Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	All references to, and information regarding, Jonathon Detter, CFA, Anthony Glickhouse, CFA, and Patrick McGee, CFA are deleted in their entirety.

d.	The table under the heading “Fees and Expenses” on page 46 of the Prospectus is hereby deleted and replaced with the following:
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	0.25%	None	None

Other Expenses	0.45%	0.34%	0.42%
Total Annual Fund Operating Expenses	1.45%	1.09%	1.17%
Fee Waiver/Expense Reimbursement(1)	(0.34%)	(0.34%)	(0.34%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.11%	0.75%	0.83%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.75% until at least February 28, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b‑1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

e.	The table under the heading “Example” on page 46 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$976	$1,291	$2,183
Class R6 Shares	77	313	568	1,298
Institutional Service Class Shares	85	338	611	1,390

f.	The information under the heading “Principal Investment Strategies” on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in stocks of U.S. small‑cap companies that exhibit growth characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small‑cap companies. For these purposes, small‑cap companies are companies whose capitalizations are within the range of the market capitalizations of companies in the Russell 2000® Growth Index. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security.

The Fund’s subadviser seeks to outperform the Russell 2000® Growth Index over a full market cycle. The subadviser employs a disciplined, research-driven investment process to construct and manage a growth-oriented small cap growth portfolio. The subadviser defines growth stocks as companies whose earnings are expected to grow at an above-average rate relative to the overall market. The subadviser seeks to manage risk through diversification and systematic analysis of investment opportunities across multiple sectors and industries. The subadviser utilizes a proprietary stock selection process designed to identify securities that it believes trade at reasonable valuations supported by above-average corporate profitability and accelerating earnings growth.

Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a stock if its fundamental characteristics (earnings growth,

profitability, or valuation) have deteriorated and replace it with stocks that appear stronger and better ranked according to their analysis.

g.	The information under the heading “Principal Risks” beginning on page 47 of the Prospectus is modified as follows:

i.	Each of “Sector risk,” “Value style risk” and “Foreign securities risk” is deleted in its entirety.

ii.	The following risk is hereby added:
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

h.	The section entitled “Performance” on page 48 of the Prospectus is supplemented to include the following:
The Fund’s performance shown below reflects returns pursuant to different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, the performance information shown would have been different.

i.
The table under the section entitled “Performance – Average Annual Total Returns (for the Periods ended December 31, 2024)” on page 48 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Class A Shares – Before Taxes	-0.89%	4.41%	6.81%
Class A Shares – After Taxes on Distributions	-2.43%	3.67%	4.30%
Class A Shares – After Taxes on Distributions and Sales of Shares	0.20%	3.25%	4.32%
Class R6 Shares – Before Taxes	5.51%	6.02%	7.83%
Institutional Service Class Shares – Before Taxes	5.42%	5.94%	7.74%
Russell 3000® Index (The Index does not pay sales charges, fees, expenses or taxes.)	23.81%	13.86%	12.55%
Russell 2000® Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	15.15%	6.86%	8.09%

j.	The information under the heading “Portfolio Management – Subadviser” on page 49 of the Prospectus is deleted in its entirety and replaced with the following:
The Renaissance Group LLC, doing business as Renaissance Investment Management

k.	The table under the heading “Portfolio Management – Portfolio Managers” on page 49 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Paul A. Radomski, CFA	Managing Partner, Portfolio Manager	Since 2026

Curt Ludwick, CFA	Portfolio Manager, Senior Research Analyst	Since 2026
Brad Zoltak, CFA	Portfolio Manager, Senior Research Analyst	Since 2026

l.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 63 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests primarily in stocks of U.S. small‑cap companies that exhibit growth characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small‑cap companies. For these purposes, small‑cap companies are companies whose capitalizations are within the range of the market capitalizations of companies in the Russell 2000® Growth Index. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security.
The Fund’s subadviser seeks to outperform the Russell 2000® Growth Index over a full market cycle. The subadviser employs a disciplined, research-driven investment process to construct and manage a growth-oriented small cap growth portfolio. The subadviser defines growth stocks as companies whose earnings are expected to grow at an above-average rate relative to the overall market. The subadviser seeks to manage risk through diversification and systematic analysis of investment opportunities across multiple sectors and industries. The subadviser utilizes a proprietary stock selection process designed to identify securities that it believes trade at reasonable valuations supported by above-average corporate profitability and accelerating earnings growth.
Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a stock if its fundamental characteristics (earnings growth, profitability, or valuation) have deteriorated and replace it with stocks that appear stronger and better ranked according to their analysis.

m.	The information under the heading “How the Funds Invest – Key Terms” on page 63 of the Prospectus is deleted in its entirety and replaced with following:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small‑cap companies – have market capitalizations similar to those of companies included in the Russell 2000® Growth Index. As of December 31, 2024, the market capitalization of the largest company included in the Russell 2000® Growth Index was $14.5 billion.

n.	The information under the heading “How the Funds Invest – Principal Risks” on page 63 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, GROWTH STYLE RISK, LIMITED PORTFOLIO HOLDINGS RISK, MARKET RISK, SELECTION RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 64.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

o.	The information relating to WCM Investment Management, LLC under the heading “Fund Management – Subadvisers” on page 74 of the Prospectus is deleted in its entirety and replaced with the following:
THE RENAISSANCE GROUP LLC, doing business as RENAISSANCE INVESTMENT MANAGEMENT (“RENAISSANCE”), located at 50 East RiverCenter Boulevard, Suite 1200, Covington, KY 41011, is the subadviser to the Nationwide Renaissance Small Cap Growth Fund. Renaissance is a registered investment adviser.

p.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” on page 76 of the Prospectus is deleted in its entirety and replaced with the following:
Nationwide Renaissance Small Cap Growth Fund
Paul A Radomski, CFA, Curt Ludwick, CFA and Brad Zoltak, CFA, are jointly and primarily responsible for the day‑to‑day management of the Fund.
Mr. Radomski is a Managing Partner and Portfolio Manager of the Small Cap Growth portfolios as well as contributing to the management of the firm’s other growth and balanced products. He joined the firm in 1987.
Mr. Ludwick is a Portfolio Manager and Senior Research Analyst on the Small Cap Growth and the Large Cap Growth teams. He joined the firm in 2017.
Mr. Zoltak is a Portfolio Manager and Senior Research Analyst on the Large Cap Growth and Small Cap Growth teams. He joined the firm in 2019.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Renaissance.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE